                                                                    EXHIBIT 21.1

                              INET TECHNOLOGIES, INC.
                               LIST OF SUBSIDIARIES

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                                                               Jurisdiction
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
     Inet Deutschland GmbH                                    Germany
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     Inet Technologies Netherlands BV                         The Netherlands
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          Inet Technologies Australia Pty Ltd                 Australia
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          Inet Technologies Brazil Ltda                       Brazil
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          Inet Technologies Japan KK                          Japan
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          Inet Worldwide Telecommunications Pte Ltd           Singapore
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          Inet Global Korea Limited Company*                  Korea
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     Inet Global Ltd                                          United Kingdom
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     Inet Foreign Sales Corporation                           Barbados
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

* Owned 50% by Inet Technologies, Inc. and 50% by Inet Technologies Netherlands BV.

Notes:

1.  Indented names are subsidiaries of subsidiaries.
2. Inclusion in the list is not a representation that the subsidiary is a significant subsidiary.